SUPPLEMENT TO THE PROSPECTUS
                             DATED FEBRUARY 1, 1996
                   (AS PREVIOUSLY SUPPLEMENTED MARCH 28, 1996,
                        JULY 1, 1996 AND OCTOBER 1, 1996)
                      FRANKLIN INVESTMENT GRADE INCOME FUND

I. As of January 1, 1997 the Fund began offering a new class of shares, designated "Advisor Class."

All Fund shares outstanding before the offering of Advisor Class shares have been designated as Class I shares, and will retain their previous rights and privileges. This Prospectus describes Class I shares.

Class I and Advisor Class shares differ as to sales charges, expenses and services. Different fees and expenses will affect performance. Advisor Class shares are described in a separate prospectus relating only to that class. For more information concerning Advisor Class shares of the Fund, contact your investment representative or Distributors. Additional series and classes of shares may be offered in the future.

Shares of each class represent proportionate interests in the assets of the Fund and have the same voting and other rights and preferences as the other class of the Fund on matters that affect the Fund as a whole. For matters that only affect one class, however, only shareholders of that class may vote. Each class will vote separately on matters (1) affecting only that class, (2) expressly required to be voted on separately by trust law or (3) required to be voted on separately by the 1940 Act.

II. The discussion under "How Do I Buy Shares? - Rights of Accumulation" is amended by replacing it with the following text:

 To determine if you may pay a reduced sales charge, the amount of your current purchase is added to the cost or current value, whichever is higher, of your shares in other Franklin Templeton Funds, as well as those of your spouse, children under the age of 21 and grandchildren under the age of 21. If you are the sole owner of a company, you may also add any company accounts, including retirement plan accounts. Companies with one or more retirement plans may add together the total plan assets invested in the Franklin Templeton Funds to determine the sales charge that applies.

January 1, 1997